UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549

                                FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

Date of Report: (Date of Earliest Event Reported)  July 10, 2010

                            US Highland, Inc.
             --------------------------------------------
        (Exact name of registrant as specified in its charter)


    OKLAHOMA                                      26-4144571
-----------------------------------------------------------------------
(State or other jurisdiction                  (I.R.S. Employer
of incorporation or organization            Identification Number)

 17424 South Union Avenue, Mounds, OK                  74047
-----------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

                               918-827-5254
             --------------------------------------------
         (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Per-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of
Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 10, 2010, three members of our executive management team were killed in a plane crash. The three individuals were Mats Malmberg, our President, Chase Bales, our Chief Operating Officer and one of our Directors, and Damian Riddoch, our Chief Financial Officer.

Appointment of Directors
------------------------
Effective on July 13, 2010, Bengt Andersson, the sole remaining director at the time, appointed two (2) additional members to our Board of Directors, namely Christer Wagenius and J. Darin Long. Each was appointed to fill a vacancy on the Board of Directors, and will serve until his successor is elected or until the next annual meeting of our shareholders.

Christer Wagenius, age 69, is a partner in the business law firm of Advokatfirman Wagenius & Partners HB, in Helsingborg, Sweden.

J. Darin Long, age 44, is the Director of Asia Operations for AB
Highland Group, and has been since January 2009.   From 2008 to the
present, Mr. Long has been an executive director of Millennial Research Corporation.

Appointment of Officers
-----------------------
Immediately following the appointment of the additional directors, our Board of Directors appointed the following officers:

      J. Darin Long - Chief Operating Officer
      Martin Lind - Vice President of Operations
      Michael La Lond - Interim Chief Financial Officer

Martin Lind, age 36, has been the Director of Product Development and Research and Development at Highland Group AB, and US Highland, Inc., since 2008. He has been the Director of Development and Lead Engineer at Highland Group AB since 2006.

Michael La Lond, age 60, is the Director of Management Consulting at Southbridge Advisory Group, a management services and consulting firm in Tulsa, Oklahoma.

                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  July 14, 2010                     US Highland, Inc.


                                          By: /s/Steven Moel
                                          ------------------------
                                          Steven Moel
                                          Its:  Chief Executive Officer